Exhibit 10.5


NEITHER THIS WARRANT NOR THE SHARES ISSUABLE ON THE EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND IS BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE ON THE EXERCISE HEREOF MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                          COMMON STOCK PURCHASE WARRANT

                  To Purchase 500,000 Shares Of Common Stock Of

                   ENTERTAINMENT TECHNOLOGIES & PROGRAMS, INC.

                  This is to certify, that FOR VALUE RECEIVED,

                              GABRIEL ALBERT MARTIN
                                 (the "Holder")

is entitled to purchase, subject to the provisions of this Warrant from Entertainment Technologies & Programs, Inc. (the "Company"), a Delaware corporation, at any time up to and including December 6, 2002 ("Expiration Date"), up to an aggregate of Five Hundred Thousand (500,000) shares of the Company's common stock, ("Common Stock") at a purchase price per share of Four and One-Half Cents (US$0.045) in currency of the United States of America. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of the Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant replaces the warrant previously issued to you in conjunction with your purchase of Two Hundred And Fourteen Thousand And Two Hundred And Eighty Six (214,286) shares of Common Stock at a purchase price per share of Seven Cents (US$0.07) in currency of the United States of America or an aggregate of Fifteen Thousand Dollars ($15,000.00) (the "Common Stock Purchase") on or about July 6, 2001.

     1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time and from time to time up to an including the Expiration Date.

     If the date on which the Holder's right to purchase Common Stock expires is a day on which national banks in the United States of America are authorized by law to close, then that right shall expire on the next succeeding day that is not such a day. The Holder shall exercise all rights to purchase Common Stock by presenting and surrendering this Warrant to the Company, at 17300 Saturn Lane, Suite 111, Houston, Texas 77058, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, in proper form for exercise, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. As soon as practicable after each exercise of this Warrant, the Company will deliver the shares issuable upon such exercise to the Holder.

     2. ISSUANCE AND DELIVERY OF SHARES. The Company hereby represents, warrants and agrees that at all times there shall be reserved for issuance and delivery to the Holder the number of shares of Common Stock as shall be required for issuance or delivery upon exercise of this Warrant. Furthermore, the Company hereby represents that upon closing of the Common Stock Purchase, the Company will immediately undertake efforts to file a registration statement as soon as possible to include the registration of all of the Common Stock reserved


                                   Page 1 of 5
                          Common Stock Purchase Warrant
and required for issuance and delivery to the Holder upon exercise of this Warrant. The Holder will receive registered Common Stock upon exercise of the Warrant if such shares of common stock have been registered. Otherwise, the Holder will receive unregistered shares of Common Stock upon exercise of this Warrant, with such Common Stock to be registered pursuant to the requirements of this paragraph 2.

     3. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Option. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

          (a) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sales price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Option or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange; or

          (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if not so quoted on NASDAQ then by the National Quotation Bureau, LLC, New York, New York, on the last business day prior to the date of the exercise of this Warrant; or

          (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Company's board of directors, and supported by the written fairness opinion of an independent, nationally-recognized stock valuation expert.

     4.  TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

          (a) The Holder may assign this Warrant, in whole or in part, or any interest herein. This Warrant and the Warrant Shares have not been filed or registered with the United States Securities and Exchange Commission or with the securities regulatory authority of any state. This Warrant and the Warrant Shares are subject to restrictions imposed by federal and state securities laws and regulations on transferability and resale, and may not be transferred assigned or resold except as permitted under the Securities Act of 1933, as amended (the "Act"), and the applicable state securities laws, pursuant to registration thereunder or exemption therefrom. Upon receipt by the Company of evidence satisfactory to it that this Warrant or any portion hereof, has been legally and validly transferred or assigned, the Company will, at the request of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, exchange this Warrant for one or more Warrants, in such denominations as the Holder shall specify, registered in such name or names as the Holder shall designate. If, at the time of such transfer or assignment, this Warrant has not been registered under the Act, then each such transferee and assignee shall furnish the Company with evidence satisfactory to it that such transferee or assignee is acquiring such Warrant for his, her or its own account, for investment purposes, and not with a view towards a distribution thereof or of the Warrant Shares issuable upon its exercise. The term "Warrant," as used herein, includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

          (b) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant in the case of mutilation, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

          (c) The Company may cause any legend required under the Act and applicable state securities laws, or advisable in the opinion of its legal counsel, to be set forth on each Warrant.


                                   Page 2 of 5
                          Common Stock Purchase Warrant

     5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder as the Holder of this Warrant are limited to those expressed in this Warrant Agreement.

     6. OFFICER'S CERTIFICATE. Whenever the Company shall determine the fair market value of the Common Stock pursuant to Paragraph 3 hereof, the Company shall forthwith file in the custody of its secretary at its principal office, with its stock transfer agent and with the Holder, an officer's certificate showing the such fair market value and the date as of which it was determined, and setting forth in reasonable detail the facts requiring such determination and the facts, assumptions, methodology and calculations employed in determining such value. The Company shall forthwith deliver a copy of each such officer's certificate to the Holder, and the Company shall make all such officer's certificates available at all reasonable times for inspection by and copying by the Holder.

     7. NOTICES TO WARRANTHOLDERS. So long as this Warrant shall be outstanding and any portion of it shall be unexercised, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the Company's capital stock, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the Company's property and assets to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     8. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such classification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Paragraph 8 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of 5 hereof with the amount of the consideration received upon the issue thereof being determined by the Company's board of directors, such determination to be final and binding on the Holder.

     9. SPIN-OFFS. In the event the Company spins-off a subsidiary by distributing to the Company's stockholders as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of the Warrant shares of the subsidiary to be delivered to the holders of the Warrants upon exercise to the same extent as if they were owners of record of the Warrant Shares on the record date for payment of the shares of the subsidiary.

     10. MISCELLANEOUS. All notices given under this Warrant shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipients time, otherwise it is effective the next day, or (iii) on the second business day after delivery


                                   Page 3 of 5
                          Common Stock Purchase Warrant
to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

If to the Holder:             If to the Company:
Gabriel Albert Martin         Entertainment Technologies & Programs, Inc.
10218 Meadow Lake Ln.         17300 Saturn Lane, Suite 111
Houston, TX 77042             Houston, Texas 77058
                              Attention: James Douglas Butcher, CEO
Telephone No. (281) 783-6346  Telephone: (281) 486-6115
Facsimile No. Same.           Facsimile:  (281) 486-6155

                              With a copy (that does not constitute
                              notice) to:
                              Sonfield & Sonfield, P.C.
                              Attorneys at Law
                              770 South Post Oak Lane
                              Houston, TX  77056
                              Attention:  Robert Sonfield
                              Facsimile No. (713) 877-8333

     11. This Warrant is binding on and, except for the limitations on transfer and assignment contained in Paragraph 4, shall inure to the benefit of the successors in interest of the Company and the Holder, respectively.

     12. This Warrant shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof and shall inure to the benefit of and be binding upon the parties hereto and the respective legal successors and assigns of each. The parties agree that the courts of the State of Texas, Harris County, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of or relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.

Dated as of November 16, 2001:

                                     Entertainment Technologies & Programs, Inc.


                                     By
                                        ---------------------------------------
                                        George C. Woods, CEO


                                   Page 4 of 5
                          Common Stock Purchase Warrant

                                  PURCHASE FORM




Date:
      --------------------

To:  Entertainment Technologies & Programs Inc.
     Attn:  George C. Woods, CEO
     17300  Saturn  Lane
     Suite  111
     Houston,  TX  77058


The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ___________ shares of Common Stock, and hereby makes payment of US$_____________ in payment of the Exercise Price thereof.



-----------------------------------
Gabriel Albert Martin



INSTRUCTIONS FOR REGISTRATION OF STOCK


Name:
     ----------------------------------

Address:
        -------------------------------

City, State, Zip Code:
                      -----------------


Signature:
           ----------------------------


                                   Page 5 of 5
                          Common Stock Purchase Warrant